SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

CYMABAY THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of

CYMABAY THERAPEUTICS, INC.

To Be Held On:

Tuesday, June 5, 2018, at 9:00 am Pacific Time

Pacific Research Center, 7677 Gateway Blvd. Conference Center 2nd Floor, Apex Room, Newark, CA 94560

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication is not a form for voting and presents only an overview of the more complete proxy materials that contain important information and are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one otherwise you will not receive one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before May 22, 2018.

Please visit http://www.astproxyportal.com/ast/18519/, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders
• Proxy Statement
• Form of Electronic Proxy Card
• Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)

E-MAIL: info@astfinancial.com

WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. Directions can be found at http://www.pacificresearchcenter.com or by contacting our Investor Relations at (510) 293-8121.

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. You may vote by telephone until 11:59 PM Eastern Time the day before the meeting.

MAIL: You may request a card by following the instructions above.

1.  To elect the CymaBay Therapeutics, Inc. Board of Directors’ nine nominees as directors to serve until the 2019 Annual Meeting of Stockholders and until their successors are duly elected and qualified:

2.  To approve the CymaBay Therapeutics, Inc. 2013 Equity Incentive Plan, as amended and restated, to, among other things, increase the aggregate number of shares of the company’s common stock authorized for issuance under the plan by 1,500,000 shares.

     NOMINEES:

     Sujal A.Shah

     Robert F. Booth, Ph.D.

     Carl Goldfischer, M.D.

     Caroline Loewy

     Evan A. Stein, M.D., Ph.D.

     Paul F. Truex

     Kurt von Emster

     Robert J. Weiland

     Robert J. Wills, Ph.D.

Please note that you cannot use this notice to vote by mail.

3.  To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of CymaBay Therapeutics, Inc. for its fiscal year ending December 31, 2018.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NINE NOMINEES AS DIRECTORS AND “FOR” PROPOSALS 2 AND 3.